Table of Contents

                                             Page

Franklin Pacific Growth Fund                    3

Franklin International Equity Fund              9

Schedule of Foreign
Tax Withholding                                14

Statement of Investments                       16

Financial Statements                           27

Notes to Financial Statements                  30

Report of Independent Accountants              36


To reduce the volume of mail shareholders receive and to reduce your fund's expenses, only one copy of most fund reports, such as annual and semi-annual reports, may be mailed to a household. Additional copies can be obtained, without charge, by calling Franklin Templeton Fund Information at 1-800/DIAL BEN (1-800/342-5236).


                                                         December 15, 1995

Dear Shareholder:

It's a pleasure to bring you the fifth annual report of the Franklin International Trust, which covers the fiscal year ended October 31, 1995. The Trust consists of the Franklin International Equity Fund and the Franklin Pacific Growth Fund. Effective February 1, 1996, the Franklin Pacific Growth Fund will change its name to the Templeton Pacific Growth Fund. Templeton Investment Counsel, Inc., noted for its expertise in global investing, co-manages both funds.

During the reporting period, fluctuations in international securities markets, particularly in emerging market countries, served as a reminder that volatility is a normal part of investing. However, we have always maintained a long-term perspective when managing the funds, and we encourage shareholders to view their investments in a similar manner. Although past performance cannot guarantee future results, history has proven that, over the long term, stocks and bonds have delivered impressive financial results. If you remain invested for the long term, you need not be unduly concerned about short-term market fluctuations.

For specific information about the Franklin International Equity Fund and the Franklin Pacific Growth Fund, including the effects of market conditions and management strategies upon their performance during the past fiscal year, please refer to the pages listed in the table of contents on the preceding page.

We thank you for your support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,


Rupert H. Johnson, Jr.
President
Franklin International Trust



FRANKLIN PACIFIC GROWTH FUND

Your Fund's Objective:

The Franklin Pacific Growth Fund seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim.

The fiscal year ended October 31, 1995 was a challenging time for investors in Pacific Rim equity markets. Many stock markets in this region experienced extreme volatility throughout the year due to a myriad of problems. Negative effects from Mexico's December 1994 currency devaluation spilled over into other emerging markets, including those in Southeast Asia, in what many referred to as the "Tequila Effect." Japan continued to suffer from a deteriorating real estate market and a weak banking system, while Hong Kong struggled with runaway economic growth, high inflation levels, and uncertainty surrounding its 1997 reversion to China.

Within this difficult environment, your fund posted a one-year total return of -5.54%, as shown in the Performance Summary on page 7. However, the fund significantly outperformed its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) Pacific Basin Index, which delivered a total return of -11.00% for the same period. Although short-term volatility can be disconcerting, we have always maintained a long-term perspective when managing the fund and encourage shareholders to view their investments in a similar manner. As you can see from the Performance Summary, the fund has delivered a cumulative total return of more than 56% since its inception on September 20, 1991.

At the end of the reporting period, Hong Kong was our largest geographic exposure, representing 26.9% of total net assets. Pessimism regarding company earnings and the events surrounding Hong Kong's upcoming reversion to China reached a high point in the first quarter of 1995, and we took advantage of resulting market declines by adding to several of the fund's positions. For example, we increased our holdings of New World Development Co. Ltd., a Hong Kong-based real estate company, and purchased shares of Cathay Pacific Airways Ltd., whose stock price suffered from investor concerns that the airline's monopolistic position would be in jeopardy when China assumes control of Hong Kong.

Compared with our exposure to Hong Kong, the fund's weighting in Japan was conservative, representing 20.3% of total net assets at the end of the fiscal year. This contrasted sharply with the MSCI Pacific Basin Index's Japanese weighting of 80.2%. We maintained this relatively low exposure to Japan due to growing concerns surrounding its banking system, which was plagued by a mountain of bad debts throughout the year.




GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Many experts in the banking industry estimate these debts at $450 billion, but we believe they far exceed this amount. Fortunately, your fund had no direct investments in Japanese banks during the fiscal year. Taking advantage of a rising yen, we sold portions of our positions in Nippon Telegraph & Telephone Corp. and Mitsubishi Heavy Industrial Co. in March. In August, we trimmed our holdings of Nintendo Co. following solid performance by this stock. Although Japanese stock valuations are characteristically expensive, we intend to continue our search for value there.

Over the course of the fiscal year, we decreased our Australian exposure, from 14.7% to 11.4% of total net assets. Taking advantage of rising commodities prices, we sold the fund's largest Australian position, Western Mining Corp., as metals prices appeared to reach their peak. A large position in BTR Nylex, Ltd. was eliminated from the portfolio when the company was acquired by its controlling U.K. parent corporation, BTR PLC.

Inflationary pressures continued to be a problem in the Philippines, as delayed exports and unfavorable growing conditions caused prices for rice to soar by 50-60% during the year. These pressures do not alarm us, however, and we remain optimistic about the long-term prospects for this country. Our exposure there increased slightly, from 3.9% to 5.0% of total net assets, with the addition of a position in Filinvest Land, Inc., a Philippine-based real estate company.

During the reporting period, we also initiated positions in India and Pakistan. As India's economic growth slowed following rapid growth in 1994, we took advantage of a sharp sell-off in this market and purchased shares of Great Eastern Shipping Co. Ltd. at what we felt was a bargain price. Although Pakistan has lagged other countries in the Pacific Rim due to its fiscal distress and weak agricultural output, we found value in positions such as Fauji Fertilizer Co. Ltd. and Pakistan Telecom Corp.

Looking forward, we are optimistic about the potential prospects for equity markets in the Pacific Rim. Although these markets experienced volatility this past fiscal year, we are confident that our value-oriented investment approach could provide our shareholders with attractive results over the long term. There are, of course, special risks involved with investing in a portfolio of securities concentrated in a single geographic region, which also contains developing markets. These risks include currency fluctuations, market volatility, economic, social, and political uncertainty, and in some cases the relatively small size and lesser liquidity of these markets. For further information concerning these risks, please refer to the fund's prospectus.

We appreciate your participation in the Franklin Pacific Growth Fund and look forward to serving your investment needs in the years to come.


   Franklin Pacific Growth Fund
   Top 10 Holdings on October 31, 1995
   Based on Total Net Assets

   Company                                       % of Total
   Industry, Country                             Net Assets

   HSBC Holdings PLC                                2.9%
   Banking, Hong Kong

   New World Development Co. Ltd.                   2.4%
   Real Estate, Hong Kong

   Brambles Industries Ltd.                         2.3%
   Transportation, Australia

   Cheung Kong Holdings Ltd.                        2.2%
   Multi-Industry, Hong Kong

   Nintendo Co. Ltd.                                2.2%
   Recreation, Other Consumer Goods, Japan

   Philippine Long Distance Telephone Co.           2.2%
   Telecommunications, Philippines

   Jardine Strategic Holdings Ltd.                  2.1%
   Multi-Industry, Hong Kong

   Nisshinbo Industries Inc.                        2.1%
   Textiles & Apparel, Japan

   Mitsubishi Heavy Industries Ltd.                 2.0%
   Industrial Components, Japan

Nippon Telegraph & Telephone Corp.                  2.0%
   Telecommunications, Japan


For a complete list of portfolio holdings, please see page 16 of this report.



Performance Summary

The Franklin Pacific Growth Fund provided a total return of -5.54% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assum- ing reinvestment of dividends and capital gains, and does not include the fund's maximum initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the fund delivered a cumulative total return of more than 56% since its inception on September 20, 1991.

The fund's share price, as measured by net asset value, decreased from $15.40 on October 31, 1994 to $14.11 on October 31, 1995. During the reporting period, shareholders received distributions totaling 15.6 cents ($0.156) per share in dividend income and 27.1 cents ($0.271) per share in capital gains, of which
11.41 cents ($0.1141) represented long-term gains and 15.69 cents ($0.1569) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on the following page compares the performance of the Franklin Pacific Growth Fund with the performance of the unmanaged Morgan Stanley Capital International (MSCI) Pacific Basin Index from the fund's inception on September 20, 1991. As you can see, the fund outperformed the index during the past fiscal year.


GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Pacific Growth Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.


*Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.
**Index is unmanaged and includes reinvested dividends.


Franklin Pacific Growth Fund
Periods ended October 31, 1995

                                                   Since
                                                 Inception
                           1-Year      3-Year    (09/20/91)

Cumulative

Total Return1               -5.54%     41.85%      56.64%

Average Annual
Total Return2               -9.79%     10.65%      10.28%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains. Past expense limitations increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.



FRANKLIN INTERNATIONAL EQUITY FUND

Your Fund's Objective:

The Franklin International Equity Fund seeks to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities, of which at least 65% trade on markets in countries other than the United States.

The past fiscal year was marked by a high level of volatility in emerging markets and unexpected advances in developed markets. Stock markets of most developed countries posted double-digit returns despite the high degree of uncertainty prevalent in many overseas markets at the beginning of 1995. Much of this uncertainty was precipitated by the devaluation of the Mexican peso in December 1994, which led to a decline of more than 70% (in U.S. dollar terms) in the Mexican equity market. The ensuing negative impact on financial markets, which some called the "Tequila Effect," was not limited to Latin America. Investors in Asian securities soon discovered that their stocks were declining in value due to professional money managers' generally poor opinions of most emerging markets. With the exception of Japan, which suffered from a deteriorating real estate market and a weakened banking system, most major developed markets, particularly those in Sweden, the Netherlands, and the United Kingdom, showed surprising strength.

Responding to these conditions, we reduced our holdings in certain developed markets, such as the United Kingdom and France, and bought securities elsewhere, which we felt were better bargains. At the end of the fiscal year, 82.3% of the fund's total net assets were invested in developed countries, with the remaining 17.7% in developing countries.

With regard to individual investment sectors, cyclical stocks performed very well throughout the reporting period because of economic growth worldwide. This was especially true of the paper, chemicals and metals sectors, although the financial services, technology, and commodities sectors also performed strongly. Increasing economic activity and growing demand for commodities in emerging markets led to rising prices for aluminum and paper, which gave a big boost to the stock prices of companies operating in those industries. The fund's position in Comalco Ltd., an Australian mining company, benefited from this trend. Stocks in other sectors that performed well during the period included Pharmacia AB, Hafslund Nycomed, and British Aerospace.

The fiscal year, however, was not without some disappointments. Every year, some of our stock picks do not live up to our expectations. This is normally due to some unanticipated events at these companies, a major change in the industry that adversely impacts them, or less-than-perfect stock selection on our part. Examples of stocks that did not perform as well as we had hoped include Celsius Industrier AB, Electrolux AB, Oriental Press Group Ltd., and Peregrine Investments Holdings Ltd. Although these stocks declined in price, we did not sell them because we believed they had attractive potential long-term value. Although we do make some mistakes in our stock selections, if we keep them to a minimum, we should be able to achieve the type of returns investors have come to expect.




GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Looking forward, the world's financial markets should, hopefully, continue to be volatile. We say "hopefully," because the more volatile the market, the more share prices tend to fluctuate. The more share prices fluctuate, the less likely the market will reflect the "true" value of a company, and the easier it becomes for us to find potential bargain-priced stocks for your fund. Many investors are frightened by volatility, but as managers, we welcome the opportunity it provides us. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong stock market has increased 695% in the last 15 years, but has suffered six declines of more than 20% during that time.* There are, of course, special risks involved with foreign investing related to market, currency, economic, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets, which are discussed in the fund's prospectus.

We thank you for your participation in the Franklin International Equity Fund and welcome any comments or suggestions you may have.


*Source: Bloomberg. Based on quarterly percentage change over 15 years ended September 30, 1995.


   Franklin International Equity Fund
   Top 10 Holdings on October 31, 1995
   Based on Total Net Assets

   Name                                         % of Total
   Industry, Country                            Net Assets

   U.S. Treasury Note, 5.125%, 3/31/96             3.9%
   Government Bond, United States

   International Nederlanden Group                 3.3%
   Insurance, Netherlands

   Ace Ltd.                                        2.9%
   Insurance, Bermuda

   Hafslund Nycomed SA, B                          2.8%
   Health & Personal Care, Norway

   Volvo AB, B                                     2.3%
   Automobiles, Sweden

   Ecco SA                                         2.2%
   Business & Public Services, France

   Enso Gutzeit OY, R                              2.1%
   Forest Products & Paper, Finland

   Telefonica de Espana SA                         2.0%
   Telecommunications, Spain

   Iberdrola SA                                    2.0%
   Utilities -- Electrical & Gas, Spain

   DSM NV                                          1.7%
   Chemicals, Netherlands


For a complete list of portfolio holdings, please see page 21 of this report.



Performance Summary

The Franklin International Equity Fund provided a total return of +1.75% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assum ing reinvestment of dividends and capital gains, and does not include the fund's maximum initial sales charge.

Of course, we maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 13, the fund delivered a cumulative total return of more than 51% since its inception on September 20, 1991.

The fund's share price, as measured by net asset value, decreased from $13.83 on October 31, 1994 to $13.23 on October 31, 1995. During the reporting period, shareholders received distributions totaling 19 cents ($0.19) per share in dividend income and 58.8 cents ($0.588) per share in capital gains, of which 34 cents ($0.34) represented long-term gains and 24.8 cents ($0.248) represented short-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

The graph on the following page compares the performance of the Franklin International Equity Fund with the performance of the unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index since the fund's inception on September 20, 1991. As you can see, the fund outperformed the index toward the end of the fiscal year, as it has done for the majority of the time since the fund's inception.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin International Equity Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.
**Index is unmanaged and includes reinvested dividends.


Franklin International Equity Fund
Periods ended October 31, 1995

                                                      Since
                                                    Inception
                            1-Year      3-Year      (09/20/91)

Cumulative

Total Return1                1.75%      48.50%       51.57%

Average Annual
Total Return2               -2.83%      12.35%        9.40%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains. Past expense reductions by the fund's manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.



FRANKLIN INTERNATIONAL TRUST

Schedule of Foreign Tax Withholding (unaudited)

At October 31, 1995, the two Funds in the Franklin Institutional Trust had invested more than 50% of their respective total assets in securities of foreign corporations. In many cases, foreign taxes were withheld from dividends paid to the funds on investments. Section 853 of the Internal Revenue Code (the Code) permits the Funds to pass through to their shareholders a tax benefit on the withholding of these foreign taxes.

The amounts of foreign tax withheld and foreign source income designated below are estimates, and should be used for planning purposes only. The actual amount of taxes withheld and foreign source income distributed during calendar year 1995 will be provided to shareholders with their Form 1099-DIV in January 1996.

Franklin Pacific Growth Fund

a.   Shareholders receiving the December 1994 distributions of $0.2189 per share
     comprising  of  $0.062  and  $0.1569  per  share   distributions  from  net
     investment income and short-term capital gain, respectively:1

                            Foreign Taxes   Foreign Source
                              Withheld         Income
Country                       Per Share       Per Share
---------------------------------------------------------
Australia                     $0.002290       $0.017029
Hong Kong                            --        0.026538
Indonesia                      0.000665        0.004544
Japan                          0.001539        0.005319
Malaysia                       0.001491        0.002944
New Zealand                    0.000095        0.000328
Philippines                    0.000339        0.000704
Portugal                       0.000039        0.000097
Singapore                      0.001295        0.002532
Thailand                       0.000270        0.002411
                              ---------      ----------
Total                         $0.008023       $0.062446
                              =========      ==========

b.   Shareholders receiving the June 1995 income dividend of $.094 per share:

                            Foreign Taxes   Foreign Source
                              Withheld         Income
Country                       Per Share       Per Share
---------------------------------------------------------
Australia                     $0.002059       $0.013394
Hong Kong                            --        0.019935
Indonesia                      0.000838        0.004116
Japan                          0.001669        0.005254
Malaysia                       0.002726        0.003075
New Zealand                    0.000096        0.000301
Philippines                    0.000071        0.000166
Singapore                      0.001010        0.001802
Thailand                       0.000326        0.002420
                              ---------      ----------
Total                         $0.008795       $0.050463
                              =========      ==========


1. These amounts were previously reported to shareholders on their 1994 Form 1099-DIV statements.


Under section 854(b)(2) of the Internal Revenue Code, the Pacific Growth Fund hereby designates 1.85% of its ordinary income dividends paid by the Fund during the fiscal year ended October 31, 1995, as income qualifying for the corporate dividends received deduction.



Franklin International Equity Fund

a. Shareholders receiving the December 1994 distributions of $0.303 per share comprising of $0.055 and $0.248 per share distribution from net investment income and short-term capital gain, respectively:1

                            Foreign Taxes   Foreign Source
                              Withheld         Income
Country                       Per Share       Per Share
----------------------------------------------------------
Argentina                     $0.000021       $0.000646
Australia                      0.000391        0.003247
Austria                              --        0.000012
Belgium                        0.000151        0.000464
Colombia                             --        0.000496
Canada                         0.000393        0.001540
Finland                        0.000196        0.000768
France .                             --        0.002423
Germany                        0.000059        0.000396
Greece                               --        0.000863
Hong Kong                            --        0.006671
Italy                          0.000361        0.001414
Japan                          0.000094        0.000368
Mexico                         0.000023        0.002257
Netherlands                    0.000522        0.004526
New Zealand                    0.000039        0.000153
Norway                         0.000235        0.000921
Philippines                    0.000002        0.000094
Portugal                       0.000185        0.000543
Spain                          0.001774        0.005237
Sweden                         0.000663        0.002200
Switzerland                    0.000160        0.000707
Turkey                               --        0.000232
United Kingdom                 0.002718        0.009625
                              ---------      ----------
Total                         $0.007987       $0.045803
                              =========      ==========

b. Shareholders receiving the June 1995 income dividend of $.135 per share:

                            Foreign Taxes   Foreign Source
                              Withheld         Income
Country                       Per Share       Per Share
----------------------------------------------------------
Argentina                           $--       $0.000668
Australia                      0.000495        0.004707
Belgium .                      0.000093        0.000482
Colombia                             --        0.000653
Canada                         0.000496        0.002081
Finland                        0.000466        0.001956
France                               --        0.004750
Germany                              --        0.000079
Greece                               --        0.003629
Hong Kong                            --        0.011040
Italy                          0.000439        0.001217
Japan                          0.000030        0.000127
Mexico                         0.000015        0.001468
Netherlands                    0.001684        0.009534
New Zealand                    0.000110        0.000463
Norway                         0.000479        0.002007
Philippines                    0.000001        0.000075
Portugal                             --        0.000480
South Korea                    0.000095        0.000385
Spain                          0.002271        0.008112
Sweden                         0.001978        0.007805
Switzerland                    0.000944        0.002577
Turkey                               --        0.000286
United Kingdom                 0.003508        0.013717
                              ---------      ----------
Total                         $0.013104       $0.078298
                              =========      ==========


The Funds hereby designate the total foreign taxes paid and foreign source income received, on a per share basis as detailed above, as payments qualifying under Sec. 853 of the Code. Shareholders are advised to consult with their tax advisors for information on the treatment of these amounts in their income tax returns.

1. These amounts were previously reported to shareholders on their 1994 Form 1099-DIV statements.

FRANKLIN INTERNATIONAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


              Shares/                                                                                   Value
 Country*    Warrants       Franklin Pacific Growth Fund                                              (Note 1)
                            Common Stocks & Warrants  92.1%

                            Australia  11.4%
    AU          210,635     Australian Gas & Light Company ......................................    $   730,051
    AU          110,000     Brambles Industries Ltd. ............................................      1,169,740
    AU           67,400     Capral Aluminium Ltd. ...............................................        154,025
    AU          277,869     GIO Australia Holdings, Ltd. ........................................        588,432
    AU          872,017     Goodman Fielder Ltd. ................................................        876,819
    AU          170,000     Mayne Nickless Ltd., A ..............................................        769,213
    AU          569,800     National Foods Ltd. .................................................        638,045
    AU          214,884     Pacific Dunlop Ltd. .................................................        520,526
    US           15,800  a,bQantas Airways Ltd., ADR, 144A ......................................        276,500
                                                                                                      -----------
                                                                                                       5,723,351
                                                                                                      -----------
                            China  1.3%
    CH          226,000     Dongfang Electrical Machinery Co. Ltd., H ...........................         67,230
    CH          600,000     Maanshan Iron & Steel Co. Ltd., H ...................................        109,420
    CH           59,500     Shandong Huaneng Power ..............................................        476,000
                                                                                                      -----------
                                                                                                         652,650
                                                                                                      -----------
                            Hong Kong  26.9%
    HK          600,000     Cathay Pacific Airways Ltd. .........................................        884,670
    HK          200,000     Cheung Kong Holdings Ltd. ...........................................      1,127,824
    HK          651,795     Dairy Farm International Holdings Ltd. ..............................        534,472
    HK          700,000     Gold Peak Industries (Holdings) Ltd. ................................        339,511
    HK          508,000     Grand Hotel Holdings Ltd. ...........................................        185,612
    HK        2,430,000     Great Wall Electronic International Ltd. ............................        191,717
    HK           34,600    aGreat Wall Electronics International Ltd., warrants .................            103
    HK           32,200    aHang Lung Development Co. Ltd., warrants ............................          5,456
    HK        1,411,872     Hon Kwok Land Investment Co. Ltd. ...................................        429,129
    HK           38,400    aHong Kong & China Gas Co. Ltd., warrants ............................          1,937
    HK            5,502     Hong Kong Land Holdings Co. .........................................          9,904
    HK          500,000     Hong Kong Telecommunications Ltd. ...................................        873,029
    HK          100,000     HSBC Holdings PLC ...................................................      1,455,049
    HK          458,000     Hualing Holdings Ltd. ...............................................         71,084
    HK          117,924     Jardine Matheson Holdings Ltd. ......................................        719,336
    HK          393,750     Jardine Strategic Holdings Ltd. .....................................      1,059,187
    HK           43,750    aJardine Strategic Holdings Ltd., warrants ...........................         11,594
    HK          850,000     Lai Sun Development Co. Ltd. ........................................        106,639
    HK          100,000     LI & Fung Ltd. ......................................................         71,136
    HK          714,000     National Mutual Asia Ltd. ...........................................        549,465
    HK          315,372     New World Development Co. Ltd. ......................................      1,227,763
    HK          100,000     Peregrine Investments Holdings Ltd. .................................        127,398

                            Hong Kong (cont.)
    HK          550,000     Shun Tak Holdings ...................................................      $ 433,928
    HK          213,400     Sing Tao Holdings Ltd. ..............................................        123,513
    HK          798,000     South China Morning Post Ltd. .......................................        464,452
    HK          110,000     Sun Hung Kai Properties Ltd. ........................................        878,526
    HK           62,500     Swire Pacific Ltd., A ...............................................        468,849
    HK          450,000     Wheelock & Co. Ltd. .................................................        742,075
    HK          397,000     Winsor Industrial Corp. Ltd. ........................................        356,862
    HK          842,000     Yaohan Hongkong Corp. Ltd. ..........................................         41,383
                                                                                                      -----------
                                                                                                      13,491,603
                                                                                                      -----------
                            India  .4%
    IN           24,100     Great Eastern Shipping Co. Ltd., GDR ................................        209,188
                                                                                                      -----------
                            Indonesia  5.0%
    ID           53,300    aAsia Pacific Resources International, A .............................        386,425
    ID           84,000     PT Bank Bali, foreign ...............................................        196,037
    ID          200,000     PT Barito Pacific Timber, foreign ...................................        138,705
    ID          252,900     PT Ever Shine Textile, foreign ......................................        105,793
    ID          111,500     PT Hadtex Indosyntec, foreign .......................................         60,144
    ID          203,876     PT Indorama Synthetics, foreign .....................................        673,303
    US           17,000     PT Indosat, ADR .....................................................        563,125
    ID           74,000     PT Inti Indorayon Utama, foreign ....................................         91,237
    ID          106,020     PT Pabrik Kertas Tjiwi Kimia, foreign ...............................        196,074
    ID           50,000     PT Panin Bank, foreign ..............................................         55,042
    ID           70,000     PT Toko Gunung Agung, foreign .......................................         52,400
                                                                                                      -----------
                                                                                                       2,518,285
                                                                                                      -----------
                            Japan  20.3%
    JP          149,000     Daicel Chemical Industries Ltd. .....................................        782,561
    JP           61,500     Daito Trust Construction Co. Ltd. ...................................        541,347
    JP              200     East Japan Railway ..................................................        944,789
    JP           90,200     Hitachi Ltd. ........................................................        926,304
    JP           54,000    aIino Kaiun Kaisha Ltd. ..............................................        266,184
    JP           28,000     Matsushita Electric Industrial Co. Ltd. .............................        397,085
    JP          132,000     Mitsubishi Heavy Industries Ltd. ....................................      1,018,612
    JP           15,000     Nintendo Co. Ltd. ...................................................      1,103,232
    JP              121     Nippon Telegraph & Telephone Corp. ..................................        989,617
    JP          120,000     Nisshinbo Industries Inc. ...........................................      1,065,676
    JP           60,000     Nittetsu Mining Co. Ltd. ............................................        519,341
    JP          110,000     Rengo Co. Ltd. ......................................................        763,851
    JP           10,000     Tenma Corp. .........................................................        213,213

                            Japan (cont.)
    JP           16,000     Tokyo Style Co. Ltd. ................................................    $   242,555
    JP           78,000     Toyo Engineering Corp. ..............................................        427,209
                                                                                                      -----------
                                                                                                      10,201,576
                            Malaysia  4.2%
    MY           50,000     Commerce Asset-Holding Bhd., foreign ................................        247,934
    MY          317,333     Malaysian International Shipping Corp. Bhd., foreign ................        836,731
    MY          120,000     Public Finance Bhd., foreign ........................................        225,738
    MY          327,600     Sime Darby Bhd., foreign ............................................        818,678
                                                                                                      -----------
                                                                                                       2,129,081
                                                                                                      -----------
                            New Zealand  .5%
    NZ           86,200     Fletcher Challenge Ltd. .............................................        228,172
    NZ           12,231     Fletcher Challenge Ltd. Forestry Division ...........................         16,874
                                                                                                      -----------
                                                                                                         245,046
                                                                                                      -----------
                            Pakistan  2.5%
    PK          322,100     Fauji Fertilizer Co. Ltd. ...........................................        517,758
    PK            7,400    aPakistan Telecom Corp. PTC ..........................................        706,700
                                                                                                      -----------
                                                                                                       1,224,458
                                                                                                      -----------
                            Philippines  5.0%
    PH        2,500,000    aFilinvest Land Inc. .................................................        672,818
    PH           17,250     Philippine Long Distance Telephone Co. ..............................        961,649
    US            2,080     Philippine Long Distance Telephone Co., ADR .........................        116,740
    PH           90,460    aPhilippine National Bank ............................................        761,659
                                                                                                      -----------
                                                                                                       2,512,866
                                                                                                      -----------
                            Singapore  4.8%
    SG          127,200     City Developments Ltd., foreign .....................................        787,686
    SG           68,000     Development Bank of Singapore Ltd., foreign .........................        779,618
    SG           20,000     G.P. Batteries International Ltd. ...................................         48,800
    SG          244,000     Parkway Holdings Ltd., foreign ......................................        618,202
    SG           27,200     Singapore Bus Service, Ltd. .........................................        184,317
                                                                                                      -----------
                                                                                                       2,418,623
                                                                                                      -----------
                            South Korea  1.6%
    KR           31,500    aPacific Chemical Co. Ltd. ...........................................        819,251
                                                                                                      -----------
                            Thailand  6.5%
    TH           88,800     Bangkok Bank Public Co. Ltd., foreign ...............................        917,465
    TH           78,500     Chareon Pokphand Feedmill Public Co. Ltd., foreign ..................        399,285
    TH          203,833     Industrial Finance Corp. of Thailand, foreign .......................        668,239
                            Thailand (cont.)
    TH          120,000     MDX Public Co. Ltd., foreign ........................................      $ 218,160
    TH           22,700     Oriental Hotel Public Co. Ltd., foreign .............................         61,339
    TH           37,140     Thai Farmers Bank Public Co. Ltd. ...................................        243,517
    TH           90,860     Thai Farmers Bank Public Co. Ltd., foreign ..........................        750,999
                                                                                                      -----------
                                                                                                       3,259,004
                                                                                                      -----------
                            United States  1.7%
    US           35,000     American President Cos. .............................................        848,750
                                                                                                      -----------
                                  Total Common Stocks & Warrants (Cost $48,907,591) .............     46,253,732
                                                                                                      -----------
               Face
              Amount
                            Convertible Bonds  .2%
    US          $ 6,000     Dairy Farm International Holdings, cvt., 6.50%, 10/09/49 ............          4,530
    US           13,000     Jardine Strategic Holdings Ltd., cvt., 7.50%, 09/09/49 ..............         13,179
    US          192,000     MDX Public Co. Ltd., cvt., 4.75%, 9/17/03 ...........................         82,560
                                                                                                      -----------
                                  Total Convertible Bonds (Cost $240,824) .......................        100,269
                                                                                                      -----------
                                  Total Investments before Repurchase Agreement
                                   (Cost $49,148,415)
                         c,dReceivables from Repurchase Agreements  4.7%
                            Joint Repurchase Agreement, 5.85%, 11/01/95 (Cost $2,369,000)
                             Lehman Securities Inc. (Maturity Value $2,369,385)
    US        2,416,549      Collateral: U.S. Treasury Note, 7.875% , 11/15/99 ..................      2,369,000
                                                                                                      -----------
                                      Total Investments (Cost $51,517,415)  97.0% ...............     48,723,001
                                      Other Assets and Liabilities, Net  3.0% ...................      1,523,883
                                                                                                      -----------
                                      Net Assets  100.0% ........................................    $50,246,884
                                                                                                      ===========


                            At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $51,701,136 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost .......................      4,021,699
                              Aggregate gross unrealized depreciation for all investments which
                               there was an excess of tax cost over value .......................     (6,816,113)
                                                                                                      -----------
                              Net unrealized depreciation .......................................   $ (2,794,414)
                                                                                                      ===========



CURRENCY LEGEND:
 AU - Australia
 CH - China
 HK - Hong Kong
 IN - India
 ID - Indonesia
 JP - Japan
 KR - South Korea
 MY - Malaysia
 NZ - New Zealand
 PK - Pakistan
 PH - Philippines
 SG - Singapore
 TH - Thailand
 US - United States of America




*Securities traded in currency of country indicated.
aNon-income producing.
bSee Note 7 regarding Rule 144A securities.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1 (h) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of these financial statements.

FRANKLIN INTERNATIONAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


              Shares/                                                                                   Value
 Country*    Warrants       Franklin International Equity Fund                                        (Note 1)
                            Common Stocks & Warrants  84.5%

                            Argentina  1.0%
    AR           47,966     Ciadea SA ...........................................................      $ 175,067
    US            2,900     Transportadora de Gas del Sur SA, ADR B..............................         29,725
    AR            4,000     YPF Sociedad Anonima ................................................         68,997
    US           13,700     YPF Sociedad Anonima, ADR ...........................................        234,613
                                                                                                      -----------
                                                                                                         508,402
                                                                                                      -----------
                            Australia  5.4%
    AU           93,188     Australia & New Zealand Banking Group Ltd. ..........................        390,422
    AU          126,000    aEmail Ltd............................................................        316,735
    AU           83,026     GIO Australia Holdings Ltd. .........................................        175,821
    AU          106,600     National Foods Ltd. .................................................        119,367
    AU          186,700     News International PLC ..............................................        841,190
    AU          116,077     Pacific Dunlop Ltd. .................................................        281,180
    AU          241,300     Pioneer International Ltd. ..........................................        591,868
                                                                                                      -----------
                                                                                                       2,716,583
                                                                                                      -----------
                            Belgium  .4%
    BE              400     Solvay, SA ..........................................................        202,488
                                                                                                      -----------
                            Bermuda  2.9%
    US           43,400     ACE, Ltd.............................................................      1,475,600
                                                                                                      -----------
                            Canada  1.9%
    CA           13,600     Bank of Montreal ....................................................        302,053
    CA           14,000     Canadian Imperial Bank of Commerce ..................................        380,179
    CA            1,900     Gendis Inc., A ......................................................         18,262
    CA            9,100     London Insurance Group Inc. .........................................        181,728
    CA            9,300     National Bank of Canada .............................................         75,504
                                                                                                      -----------
                                                                                                         957,726
                                                                                                      -----------
                            China  .5%
    CN          564,000     Maanshan Iron & Steel Co. Ltd., H ...................................        102,854
    US           16,500     Shandong Huaneng Power, ADR .........................................        132,000
    CN          152,500     Shenzhen China Bicycles Co. (Holdings) Ltd., B ......................         41,420
                                                                                                      -----------
                                                                                                         276,274
                                                                                                      -----------
                            Colombia  .3%
    US           14,100     Banco Ganadero SA, ADR C ............................................        139,238
                                                                                                      -----------
                            Finland  2.8%
    FI            9,000     Amer Group Ltd., A ..................................................        142,455
    FI          133,200     Enso Gutzeit Oy, R ..................................................      1,044,755

                            Finland (cont.)
    FI           15,000     Outokumpu Oy, A .....................................................      $ 238,485
    FI            8,400    aOutokumpu Oy, warrants ..............................................            940
                                                                                                      -----------
                                                                                                       1,426,635
                                                                                                      -----------
                            France  4.3%
    FR            1,600     Alcatel Cable SA ....................................................         93,376
    FR            7,243     Ecco SA .............................................................      1,124,233
    FR            3,600    aPechiney International SA ...........................................         82,121
    FR           10,738     Societe Elf Aquitane SA .............................................        732,211
    FR            2,932     Total SA, B .........................................................        181,438
                                                                                                      -----------
                                                                                                       2,213,379
                                                                                                      -----------
                            Greece  1.9%
    GR           11,500    bAlpha Credit Bank, 144A .............................................        691,606
    GR            6,850     Ergo Bank SA ........................................................        295,310
                                                                                                      -----------
                                                                                                         986,916
                                                                                                      -----------
                            Hong Kong  8.8%
    HK          443,000     C.P. Pokphand Co. Ltd. ..............................................        177,619
    HK           33,000     Cathay Pacific Airways Ltd. .........................................         48,657
    HK           53,000     Cheung Kong Holdings Ltd. ...........................................        298,873
    HK          300,000     CNT Group Ltd. ......................................................         17,655
    HK           63,000     Consolidated Electric Power Asia Ltd. ...............................        127,520
    HK          635,000     Dairy Farm International Holdings Ltd. ..............................        520,700
    HK           88,000     Hang Lung Development Co. Ltd. ......................................        146,255
    HK           14,462     HSBC Holdings PLC ...................................................        215,141
    HK           57,200     Jardine Matheson Holdings Ltd. ......................................        348,920
    HK          202,500     Jardine Strategic Holdings Ltd. .....................................        544,725
    HK           22,500    aJardine Strategic Holdings Ltd., warrants ...........................          5,963
    HK          423,000     Oriental Press Group Limited ........................................        173,704
    HK          663,000     Peregrine Investments Holdings Ltd. .................................        844,646
    HK        1,045,000     Shun Tak Holdings ...................................................        824,463
    HK          310,200     Sing Tao Holdings Ltd. ..............................................        179,539
                                                                                                      -----------
                                                                                                       4,474,380
                                                                                                      -----------
                            India  .1%
    US            7,800    bGujarat Narmada Valley Fertilizers Co. Ltd., GDR, 144A ..............         53,625
                                                                                                      -----------
                            Indonesia  .1%
    ID           22,500     PT Barito Pacific Timber, foreign ...................................         15,604
                                                                                                      -----------
                            Italy  1.2%
    IT           23,300     Banco di Sardegna SPA, di Risp ......................................      $ 163,812
    IT           11,840     Cartiere Burgo SPA ..................................................         67,567
    IT           13,280    aCartiere Burgo SPA, warrants ........................................            200
    IT           44,600     Sasib SPA, di Risp ..................................................        110,139
    IT           35,700     Sirti SPA ...........................................................        216,479
    IT           20,000     Unione Cementi Marchino Emiliane (Unicem), di Risp ..................         60,262
                                                                                                      -----------
                                                                                                         618,459
                                                                                                      -----------
                            Luxembourg  .4%
    LU            2,200     Arbed SA ............................................................        215,515
                                                                                                      -----------
                            Mexico  1.6%
    MX           56,300     Consorcio G Grupo Dina SA de CV .....................................         33,930
    US            3,200     Consorcio G Grupo Dina SA de CV, ADR ................................          8,400
    MX           20,000     Grupo Financiero Banamex Accival SA, B ..............................         34,198
    MX            1,525     Grupo Financiero Banamex Accival SA, L ..............................          2,501
    US           18,000     Telefonos de Mexico SA, L, ADR ......................................        495,000
    MX          109,200     Vitro, SA ...........................................................        239,368
                                                                                                      -----------
                                                                                                         813,397
                                                                                                      -----------
                            Netherlands  10.3%
    NL            8,600     ABN AMRO NV .........................................................        361,262
    NL            2,380     Akzo Nobel NV .......................................................        270,979
    NL           11,400     DSM NV ..............................................................        853,754
    NL           28,231     International Nederlanden Group .....................................      1,683,164
    NL           11,900     Koninklijke Bijenkorf Beheer ........................................        844,453
    NL            2,940     NV Holdingsmij de Telegraaf .........................................        422,847
    NL           21,200     Philips Electronics NV ..............................................        819,363
                                                                                                      -----------
                                                                                                       5,255,822
                                                                                                      -----------
                            New Zealand  .7%
    NZ          247,000     Fletcher Challenge Ltd. Forestry Division ...........................        340,764
                                                                                                      -----------
                            Norway  3.3%
    NO            1,100    aElkem, A/S ..........................................................         11,928
    NO            7,400     Fokus Bank AS .......................................................         39,229
    NO           50,132     Hafslund Nycomed SA, B ..............................................      1,401,280
    NO           17,000     Unitor AS ...........................................................        210,281
                                                                                                      -----------
                                                                                                       1,662,718
                                                                                                      -----------
                            Peru  .2%
    PE           57,000     Telefonica de Peru, B ...............................................        101,786
                                                                                                      -----------
                            Portugal  .7%
    PT           17,400     Banco Portugues de Investimento SA ..................................      $ 268,008
    US           15,000    bPortucel Industrial Empresa Product Celulose, ADR, 144A .............        105,056
                                                                                                      -----------
                                                                                                         373,064
                                                                                                      -----------
                            South Korea  1.8%
    KR            4,190     Byucksan Development Co. Ltd. .......................................         81,046
    KR            3,540     Daegu Bank Co. Ltd. .................................................         60,605
    KR            2,280     Daehan Synthetic Fiber Co. Ltd. .....................................        335,228
    KR            4,230     Pohang Iron & Steel Co. Ltd. ........................................        427,096
                                                                                                      -----------
                                                                                                         903,975
                                                                                                      -----------
                            Spain  7.5%
    ES           15,750     Banco Bilbao Vizcaya ................................................        481,517
    ES            2,500     Banco de Andalucia ..................................................        327,855
    ES            1,450     Banco Popular Espanol ...............................................        230,445
    ES            2,430     Bankinter SA ........................................................        210,724
    ES           60,600     Compania Sevillana de Electricidad ..................................        400,341
    ES            6,000     Dragados y Construcciones SA ........................................         78,685
    ES          131,700     Iberdrola SA ........................................................        993,107
    ES           80,600     Telefonica de Espana SA .............................................      1,017,368
    ES            4,000     Unipapel SA .........................................................         91,800
                                                                                                      -----------
                                                                                                       3,831,842
                                                                                                      -----------
                            Sweden  10.1%
    SE            1,300     Autoliv .............................................................         74,610
    SE           44,600     Celsius AB, B .......................................................        843,151
    SE           13,800     Electrolux AB, B ....................................................        590,370
    SE           13,100     Esselte AB, B .......................................................        192,399
    SE           14,600     Pharmacia AB, B .....................................................        510,232
    SE           17,000     Stadshypotek AB, A ..................................................        308,576
    SE           38,800     Stena Line AB, B ....................................................        197,549
    SE           64,500     Stora Kopparbergs Bergslags AB, B ...................................        782,136
    SE           27,650     Svenska Handelsbanken, A ............................................        485,230
    SE           52,400     Volvo AB, B .........................................................      1,180,047
                                                                                                      -----------
                                                                                                       5,164,300
                                                                                                      -----------
                            Switzerland  5.6%
    CH              180     Baloise-Holding .....................................................        369,223
    CH              695     BBC Brown Boveri Ltd., br ...........................................        805,806
    CH              740     Bucher Holding AG ...................................................        465,798
    CH              600     Ciba-Geigy AG .......................................................        519,236
                            Switzerland (cont.)
    CH              200     Kuoni Reisen Holding AG, B ..........................................      $ 318,690
    CH              600     SMH, AG .............................................................        373,977
                                                                                                      -----------
                                                                                                       2,852,730
                                                                                                      -----------
                            Turkey  .6%
    TR          484,800     Tofas Turk Otomobil Fabrikasi AS, GDR ...............................        305,424
                                                                                                      -----------
                            United Kingdom  10.1%
    GB          587,100     Albert Fisher Group Plc. ............................................        473,355
    GB           91,700     Anglian Group Plc ...................................................        171,063
    GB          101,400     Argyll Group Plc. ...................................................        516,177
    GB           37,333     British Aerospace Plc. ..............................................        418,451
    GB          469,200    aCordiant Plc. .......................................................        637,913
    GB          154,800     Govett & Co. Ltd. ...................................................        594,679
    GB          198,900     Hillsdown Holdings Plc. .............................................        528,262
    GB           60,400     Kwik Save Group Plc. ................................................        662,676
    GB          179,075     Meggitt Plc. ........................................................        249,128
    GB           18,694     National Westminster Bank Plc. ......................................        186,777
    GB          569,000     Raine Plc. ..........................................................        197,897
    GB           21,300     Thames Water Group Plc. .............................................        177,458
    GB           91,000     Wace Group Plc. .....................................................        346,708
                                                                                                      -----------
                                                                                                       5,160,544
                                                                                                      -----------
                            Preferred Stocks  .1%
                            Netherlands
    NL              216     ABN Amro NV, conv., pfd. (Cost $7,457)...............................          8,553
                                                                                                      -----------
                                  Total Common Stocks, Warrants and Preferred Stocks
                                   (Cost $42,482,208)............................................     43,055,743
                                                                                                      -----------
               Face
              Amount
                            Government Securities  3.9%
    US       $2,000,000     U.S. Treasury Note, 5.125%, 3/31/96 (Cost $1,998,438) ...............      1,996,560
                                                                                                      -----------
                            Convertible Bonds  .6%
    US          250,000     Amer Group Ltd., 6.25%, conv., 6/15/03 ..............................        223,750
    US           90,000     Banco Nacional de Mexico SA, 7.00%, conv., 12/15/99 .................         70,875
    US           10,000     Jardine Strategic Holdings Ltd., 7.50%, 05/07/49 ....................         10,137
                                                                                                      -----------
                                  Total Convertible Bonds (Cost $379,300) .......................        304,762
                                                                                                      -----------
                                  Total Investment before Repurchase Agreement
                                   (Cost $44,859,946)............................................     45,357,065
                                                                                                      -----------
                         c,dReceivables from Repurchase Agreements  10.3%........................
                            Joint Repurchase Agreement, 5.85%, 11/01/95 (Cost $5,269,000)
 Lehman Securities Inc. (Maturity Value $5,269,856)
    US       $5,376,943      Collateral: U.S. Treasury Notes, 8.875%, 11/15/98 ..................    $ 5,269,000
                                                                                                      -----------
                                      Total Investments (Cost $50,128,946)  99.4% ...............     50,626,065
                                      Other Assets and Liabilities, Net  .6% ....................        321,357
                                                                                                      -----------
                                      Net Assets  100.0%                                             $50,947,422
                                                                                                      ===========


                            At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $50,221,084 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
 there was an excess of value over tax cost .....................................................    $ 6,983,912
                              Aggregate gross unrealized depreciation for all investments in which
 there was an excess of tax cost over value .....................................................     (6,486,793)
                                                                                                      -----------
                              Net unrealized appreciation .......................................      $ 497,119
                                                                                                      ===========


CURRENCY LEGEND:
 AR - Argentina
 AU - Australia
 BE - Belgium
 CA - Canada
 CH - Switzerland
 CN - China
 ES - Spain
 FI - Finland
 FR - France
 GB - United Kingdom
 GR - Greece
 HK - Hong Kong

 ID - Indonesia
 IT - Italy
 LU - Luxembourg
 MX - Mexico
 NL - Netherlands
 NZ - New Zealand
 NO - Norway
 PE - Peru
 PT - Portugal
 SE - Sweden
 TR - Turkey
 US - United States of America




*Securities traded in currency of country indicated.
aNon-income producing.
bSee Note 7 regarding Rule 144A securities.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1 (h) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of these financial statements.

FRANKLIN INTERNATIONAL TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1995

                                                                                        Franklin       Franklin
                                                                                         Pacific     International
                                                                                       Growth Fund    Equity Fund
                                                                                        ---------      ---------
Assets:
 Investments in securities:
  At identified cost ..............................................................   $49,148,415    $44,859,946
                                                                                        =========      =========
  At value ........................................................................    46,354,001     45,357,065
 Receivables from repurchase agreements, at value and cost ........................     2,369,000      5,269,000
 Cash .............................................................................        41,198         88,563
 Receivables:
  Dividends and interest ..........................................................       200,240        109,674
  Capital shares sold .............................................................       251,475        141,269
  Investments securities sold .....................................................     1,353,058        250,366
 Unamortized organization costs (Note 2) ..........................................         5,779          5,779
                                                                                        ---------      ---------
      Total assets ................................................................    50,574,751     51,221,716
                                                                                        ---------      ---------
Liabilities:
 Payables:
  Investment securities purchased .................................................        68,246         57,944
  Capital shares repurchased ......................................................        54,665         42,462
  Distribution fees ...............................................................        69,214         75,176
  Management fees .................................................................        43,943         44,287
 Accrued expenses and other liabilities ...........................................        91,799         54,425
                                                                                        ---------      ---------
      Total liabilities ...........................................................       327,867        274,294
                                                                                        ---------      ---------
Net assets, at value ..............................................................   $50,246,884    $50,947,422
                                                                                        =========      =========
Net assets consist of:
 Undistributed net investment income...............................................     $ 203,161      $ 432,957
 Unrealized appreciation (depreciation) on investments and translation of assets and
 liabilities denominated in foreign currencies ....................................    (2,794,414)       497,119
 Undistributed net realized gain from investments and foreign currency transactions                    3,511,683
2,480,502
 Capital shares ...................................................................        35,601         38,523
 Additional paid-in capital .......................................................    49,290,853     47,498,321
                                                                                        ---------      ---------
Net assets, at value ..............................................................   $50,246,884    $50,947,422
                                                                                        =========      =========
Shares outstanding ................................................................     3,560,082      3,852,263
                                                                                        =========      =========
Net asset value per share .........................................................         $14.11        $13.23
                                                                                        =========      =========
Representative computation of net asset value and offering price per share:
 Net asset value and redemption price per share (Pacific Growth)
 ($50,246,884 / 3,560,082).........................................................         $14.11
                                                                                        =========
Maximum offering price (100/95.5 of $14.11)........................................         $14.77
                                                                                        =========


                       The accompanying notes are an integral part of these financial statements.

FRANKLIN INTERNATIONAL TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1995

                                                                                        Franklin      Franklin
                                                                                         Pacific    International
                                                                                       Growth Fund   Equity Fund
                                                                                        ---------     ---------
Investment Income:
 Dividends, net of foreign taxes withheld of $115,271 and $203,701, respectively ..  $  1,344,127   $  1,463,217
 Interest .........................................................................       106,597        330,046
                                                                                        ---------     ---------
      Total income ................................................................     1,450,724      1,793,263
                                                                                        ---------     ---------
Expenses:
 Management fees (Note 5) .........................................................       526,350        517,232
 Distribution fees (Note 5) .......................................................       101,772        113,904
 Shareholder servicing costs (Note 5) .............................................        62,208         50,000
 Registration fees ................................................................        54,474         36,400
 Custodian fees ...................................................................        60,518         47,000
 Reports to shareholders ..........................................................        61,482         45,000
 Professional fees ................................................................        13,918         12,700
 Amortization of organization cost (Note 2) .......................................         6,489          6,489
 Other ............................................................................        15,697          9,287
                                                                                        ---------     ---------
      Total expenses ..............................................................       902,908        838,012
                                                                                        ---------     ---------
       Net investment income ......................................................       547,816        955,251
                                                                                        ---------     ---------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain from:
  Investments .....................................................................     3,513,636      2,480,501
  Foreign currency transactions ...................................................        58,786          8,159
 Net unrealized depreciation on:
  Investments .....................................................................    (7,165,548)    (3,033,315)
  Translation of assets and liabilities denominated in foreign currency ...........        (2,127)        (9,297)
                                                                                        ---------     ---------
Net realized and unrealized loss on investments and foreign currency ..............    (3,595,253)      (553,952)
                                                                                        ---------     ---------
Net increase (decrease) in net assets resulting from operations ...................   $(3,047,437)   $   401,299
                                                                                        =========     =========


                       The accompanying notes are an integral part of these financial statements.

FRANKLIN INTERNATIONAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1995 and 1994

                                                            Franklin Pacific            Franklin International
                                                               Growth Fund                    Equity Fund
                                                          ---------------------          ---------------------
                                                           1995           1994           1995           1994
                                                         ---------      ---------      ---------      ---------
Increase (decrease) in net assets:
Operations:
 Net investment income .............................     $ 547,816      $ 741,217       $ 955,251      $ 876,352
 Net realized gain from investments and foreign
 currency transactions .............................     3,572,422        991,968       2,488,660      2,589,842
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies .................    (7,167,675)       486,055      (3,042,612)       904,404
                                                         ---------      ---------      ---------      ---------
      Net increase (decrease) in net assets resulting
 from operations ...................................    (3,047,437)     2,219,240         401,299      4,370,598
Distributions to shareholders from:
 Net investment income..............................      (584,289)      (590,947)       (755,317)      (717,638)
 Net realized capital gains ........................    (1,040,435)      (126,733)     (2,401,292)            --
Increase (decrease) in net assets from capital share
 transactions (Note 3) .............................    (3,321,764)    34,120,244      (4,151,357)    34,984,050
                                                         ---------      ---------      ---------      ---------
      Net increase (decrease) in net assets ........    (7,993,925)    35,621,804      (6,906,667)    38,637,010
Net assets:
 Beginning of period ...............................    58,240,809     22,619,005      57,854,089     19,217,079
                                                         ---------      ---------      ---------      ---------
 End of period .....................................   $50,246,884    $58,240,809     $50,947,422    $57,854,089
                                                         =========      =========      =========      =========

Undistributed net investment income included in net assets:

  Beginning of year ................................     $ 231,385       $ 81,099       $ 239,703       $ 80,945
                                                         =========      =========      =========      =========
  End of year ......................................     $ 203,161      $ 231,385       $ 432,957      $ 239,703
                                                         =========      =========      =========      =========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN INTERNATIONAL TRUST

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin International Trust (the Trust) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently has two separate diversified Funds (the Funds) consisting of the Franklin Pacific Growth Fund (the Pacific Fund) and the Franklin International Equity Fund (the International Fund). Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over the counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by Franklin Advisers, Inc. ("Manager"). Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.



1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.

g. Forward Foreign Currency Contracts:

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed upon price at a future date.

The Trust may enter into forward contracts with the objective of minimizing the risk of the Trust from adverse changes in the relationship between currencies or to enhance Fund value. The Trust may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

The Trust segregates sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Trust could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments. At October 31, 1995, the Trust had no outstanding foreign currency forward contracts.



1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Repurchase Agreements:

The Trust may enter into a Joint Repurchase Agreements whereby its uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement has been allocated to the Funds based on their pro rata interest.

In a repurchase agreement, the Trust purchases a U.S. Government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collaterized by the underlying security. The transaction requires the initial collaterization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Trust, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Trust's custodian and held until resold to the dealer or bank. At October 31, 1995, all outstanding joint repurchase agreements held by the Trust had been entered into on that date.



2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of each Fund are amortized on a straight-line basis over a period of five years from September 20, 1991 (the effective day of the registration under the Securities Act of 1933). In the event Franklin Resources, Inc. (which was the sole shareholder prior to September 20, 1991) redeems its shares within the five year period, the pro-rata share of the then unamortized deferred organization costs will be deducted from the redemption price paid to Franklin Resources, Inc.

New investors purchasing shares of the Funds subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.

3. TRUST SHARES

At October 31, 1995, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended October 31, 1995 and 1994 were as follows:

                                                                 Franklin Pacific        Franklin International
                                                                    Growth Fund                Equity Fund
                                                                -------------------        -------------------
                                                               Shares        Amount       Shares       Amount
                                                              --------     ----------    --------    ----------
Year ended October 31, 1995
Shares sold ................................................    555,600   $ 7,787,181     536,079    $ 6,892,374
Shares issued in reinvestment of distributions .............    102,552     1,423,427     221,229      2,728,090
Shares redeemed ............................................   (670,145)   (9,387,914)   (625,269)    (8,024,312)
Changes from exercise of exchange privilege:
 Shares sold ...............................................  3,461,542    48,778,021   1,197,116     15,441,515
 Shares redeemed ........................................... (3,671,174)  (51,922,479) (1,658,944)   (21,189,024)
                                                              --------     ----------    --------    ----------
Net decrease ...............................................   (221,625)$   (3,321,764)  (329,789)$   (4,151,357)
                                                              ========     ==========    ========    ==========

3. TRUST SHARES (cont.)
                                                                 Franklin Pacific        Franklin International
                                                                    Growth Fund                Equity Fund
                                                                -------------------        -------------------
                                                               Shares        Amount       Shares       Amount

                                                              --------     ----------    --------    ----------
Year Ended October 31, 1994
Shares sold ................................................  1,264,909 $  19,532,648     918,242   $ 12,289,792
Shares issued in reinvestment of distributions .............     40,119       608,594      46,611        599,058
Shares redeemed ............................................   (359,599)   (5,536,957)   (335,945)    (4,490,047)
Changes from exercise of exchange privilege:
 Shares sold ...............................................  6,124,921    93,795,170   6,103,434     81,761,759
 Shares redeemed ........................................... (4,855,164)  (74,279,211) (4,115,714)   (55,176,512)
                                                              --------     ----------    --------    ----------
Net increase ...............................................  2,215,186 $  34,120,244   2,616,628   $ 34,984,050
                                                              ========     ==========    ========    ==========


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1995 were as follows:

                                                                                         Franklin      Franklin
                                                                                          Pacific    International
                                                                                        Growth Fund   Equity Fund
                                                                                         ---------     ---------
Purchases ............................................................................  $18,155,976   $ 4,000,234
                                                                                         =========     =========
Sales ................................................................................  $22,592,750   $12,330,630
                                                                                         =========     =========

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc. ("Manager"), under the terms of a management agreement, provides investment advice, office space and facilities to each Fund and receives fees computed monthly on the average daily net assets of each Fund at an annualized rate of 1% of the first $100 million of net assets; 9/10 of 1% of net assets in excess of $100 million up to and including $250 million; 8/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 3/4 of 1% of net assets in excess of $500 million. Under a subadvisory agreement, Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser"), an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. receives from the Manager a fee equal to an annual rate of 1/2 of 1% of the value of each Fund's net assets up to and including $100 million; 2/5 of 1% of net assets in excess of $100 million up to and including $250 million; 3/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 1/4 of 1% of net assets in excess of $500 million. The terms of these agreements provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Funds' shares are registered. For the year ended October 31, 1995, the Funds' expenses did not exceed these limitations.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

In its capacity as underwriter for the shares of the Trust,  Franklin  Templeton
Distributors,  Inc.  receives  commissions  on  sales  of  the  Trust's  shares.
Commissions received by Franklin Templeton Distributors, Inc. and the amounts which were subsequently paid to other dealers for the year ended October 31, 1995 were as follows:

                                                                                           Franklin    Franklin
                                                                                            Pacific  International
                                                                                          Growth Fund Equity Fund
                                                                                           --------    --------
Total commissions received .............................................................     $255,959   $222,274
                                                                                           ========    ========
Paid to other dealers ..................................................................     $227,217   $197,147
                                                                                           ========    ========

Commissions are deducted from the gross proceeds received from the sale of the shares of the Trust, and as such are not expenses of the Funds.

Under the terms of a distribution agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Funds will reimburse Franklin Templeton Distributors, Inc., in an amount up to 0.25% per annum of the Funds' average daily net assets for cost incurred in the promotion, offering, and marketing of the Funds' shares. Cost incurred by the Pacific Fund and International Fund under the agreement aggregated $101,772 and $113,904, respectively, for the year ended October 31, 1995.

Pursuant to a shareholder service agreement with Franklin Templeton Investor Services, Inc., the Funds pay costs on a per shareholder account basis. Such costs incurred for the year ended October 31, 1995 aggregated $112,208.

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Templeton Distributors, Inc., Franklin Advisers, Inc., Templeton Worldwide, Inc., Templeton Investment Counsel, Inc., and Franklin Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.

6. RULE 144A SECURITIES

Rule 144A  provided a  non-exclusive  safe harbor  exemption  from  registration requirements  of the Securities Act of 1933 for specified  resales of restricted
securities  to  qualified  institutional   investors.   The  Funds  value  these
securities as disclosed in Note 1. See the accompanying Statement of Investments and Net Assets for specific information on such securities.

At October 31, 1995, 144A securities were held as follows:
                                                                                           Franklin    Franklin
                                                                                            Pacific  International
                                                                                          Growth Fund Equity Fund
                                                                                           --------    --------
Value ..................................................................................     $276,500   $850,287
                                                                                           ========    ========
Ratio of value to net assets ...........................................................         .54%      1.67%
                                                                                           ========    ========

7. PROPOSED REORGANIZATION

The Board of Directors has approved an Agreement and Plan of Reorganization, subject to shareholder approval, providing for the acquisition of all or substantially all of the assets of the International Fund by Templeton Foreign Fund ("Foreign Fund"), in exchange for shares of Foreign Fund and the assumption by Foreign Fund of certain identified liabilities of the International Fund. The shares if Foreign Fund thereby received would be distributed to shareholders of the International Fund and the International Fund would be liquidated and dissolved.


8. FINANCIAL HIGHLIGHTS

Select data for each share of beneficial interest outstanding throughout each period, by Fund, are as follows:

                      Per Share Operating Performance                                Ratios/Supplemental Data
          ------------------------------------------------------                    --------------------------
                          Net                                                                                   Ratio
                        Realized &  Total    Distri-   Distri-                                                  of Net
       Net Asset  Net    Unrealized  From     butions   butions         Net Asset       Net Assets   Ratio of  Investment
Year    Value at Invest- Gain (Loss) Invest-  From Net  From    Total    Value            at End     Expenses    Income    Portfolio
Ended  Beginning  ment      on        ment   Investment Capital Distri- at End  Total     of Year   to Average  to Average  Turnover
Oct.31  of Year  Income  Securities Operations Income   Gains   butions of Year Return++ (in 000's) Net Assets  Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Pacific Growth Fund
1991+  $10.01$    .06     $  --      $ .060    $  --    $  --    $  --   $10.07   .60%    $ 1,165      --%**     5.01%*        --%
1992    10.07     .14      .836        .976    (.146)      --    (.146)   10.90  9.77       5,724     .29**      1.80       62.96
1993    10.90     .19     3.825       4.015    (.193)   (.282)   (.475)   14.44 38.46      22,619     .50**      2.03       47.52
1994    14.44     .21     1.008       1.218    (.198)   (.060)   (.258)   15.40  8.46      58,241    1.22**      1.54        9.16
1995    15.40     .15    (1.013)      (.863)   (.156)   (.271)   (.427)   14.11 (5.54)     50,247    1.72        1.04       36.21
Franklin International Equity Fund
1991+   10.01     .06        --        .060       --       --       --    10.07   .60       1,286      --**      4.92*         --
1992    10.07     .19     (.038)       .152    (.202)      --    (.202)   10.02  1.46       6,944     .29**      2.36       48.78
1993    10.02     .42     2.253       2.673    (.413)      --    (.413)   12.28 27.40      19,217     .50**      4.22       52.99
1994    12.28     .23     1.540       1.770    (.220)      --    (.220)   13.83 14.56      57,854    1.22**      1.99       21.80
1995    13.83     .25     (.077)       .173    (.190)   (.588)   (.778)   13.23  1.75      50,947    1.63        1.86        9.12

*Annualized
+For the period September 20, 1991 (effective date of registration) to October 31, 1991.
++Total return  measures the changes in value of an investment  over the periods indicated.  It does not  include the maximum  initial  sales  charge and assumes reinvestment  of dividends and capital gains,  if any, at net asset value and is not annualized.
**During the periods indicated below,  Franklin  Advisers,  Inc., the investment manager,  agreed to waive in advance a portion of its management  fees. Had such action not been taken,  ratios of expenses to average net assets would have been as follows:


                                      Ratio of expenses to
                                       average net assets
                                       -------------------
Franklin Pacific Growth Fund
1991 ..................................      2.50%*
1992 ..................................      2.50
1993 ..................................      2.31
1994 ..................................      1.72


                                      Ratio of expenses to
                                       average net assets
                                       -------------------
Franklin International Equity Fund
1991 ..................................      2.50%*
1992 ..................................      2.50
1993 ..................................      2.27
1994 ..................................      1.76


   FRANKLIN INTERNATIONAL TRUST

Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin International Trust:

We have audited the accompanying statements of assets and liabilities of the funds comprising the Franklin International Trust, including each Fund's statement of investments in securities and net assets as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds comprising the Franklin International Trust as of October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
November 30, 1995,
except as to the information
presented in Note 7 for which
the date is December 15, 1995.

Franklin International Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Franklin Pacific Growth Fund
Regional Breakdown on 10/31/95

Hong Kong                                       26.9%
Japan                                           20.3%
Australia                                       11.4%
Thailand                                        6.5%
Indonesia                                       5.0%
Philippines                                     5.0%
Singapore                                       4.8%
Malaysia                                        4.2%
Pakistan                                        2.5%
United States                                   1.7%
Other Countries                                 3.8%
Short-Term Obligations & Other Net Assets       7.9%



GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of Franklin Pacific Growth Fund to that of the MSCI Pacific Basin Index, based on a $10,000 investment from 9/20/91 to 10/31/95.

Period Ending           Fund                    Index

9/20/91                  $9552                    $10000
9/30/91                  $9571                    $10250
10/31/91                 $9609                    $10688
11/30/91                 $9552                    $10002
12/31/91                 $9899                    $10311
1/31/92                  $9947                    $9913
2/29/92                  $10149                   $9220
3/31/92                  $9947                    $8345
4/30/92                  $10101                   $7964
5/31/92                  $10592                   $8587
6/30/92                  $10964                   $7914
7/31/92                  $10296                   $7806
8/31/92                  $10025                   $8877
9/30/92                  $10064                   $8675
10/31/92                 $10548                   $8371
11/30/92                 $10451                   $8530
12/31/92                 $10260                   $8434
1/31/93                  $10430                   $8420
2/28/93                  $10861                   $8830
3/31/93                  $10861                   $9899
4/30/93                  $11612                   $11478
5/31/93                  $12172                   $11814
6/30/93                  $11914                   $11622
7/31/93                  $12167                   $12311
8/31/93                  $12895                   $12677
9/30/93                  $13037                   $12205
10/31/93                 $14604                   $12478
11/30/93                 $14534                   $10719
12/31/93                 $16512                   $11468
1/31/94                  $16685                   $12797
2/28/94                  $16154                   $13129
3/31/94                  $14889                   $12406
4/30/94                  $15103                   $12945
5/31/94                  $15807                   $13255
6/30/94                  $15316                   $13690
7/31/94                  $15727                   $13398
8/31/94                  $16427                   $13633
9/30/94                  $15738                   $13294
10/31/94                 $15840                   $13632
11/30/94                 $14657                   $12874
12/31/94                 $14748                   $12962
1/31/95                  $13473                   $12146
2/28/95                  $14084                   $11847
3/31/95                  $14484                   $12759
4/30/95                  $14663                   $13304
5/31/95                  $15221                   $12774
6/30/95                  $14941                   $12235
7/31/95                  $15546                   $13119
8/31/95                  $15355                   $12627
9/30/95                  $15588                   $12746
10/31/95                 $14973                   $12128



GRAPHIC MATERIAL (3)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Franklin International Equity Fund
Regional Breakdown on 10/31/95

European Stocks                                 58.6%
Asian Stocks                                    11.9%
Australian & New Zealand Stocks                 6.1%
North American Stocks                           4.8%
Latin American Stocks                           3.2%
Fixed-Income Securities                         4.5%
Short-Term Obligations & Other Net Assets       10.9%



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of Franklin International Equity Fund to that of the MSCI EAFE Index, based on a $10,000 investment from 9/20/91 to 10/31/95.

Period Ending           Fund                    Index

9/20/91                  $9552                    $10000
9/30/91                  $9571                    $10268
10/31/91                 $9609                    $10416
11/30/91                 $9523                    $9933
12/31/91                 $9904                    $10449
1/31/92                  $10019                   $10229
2/29/92                  $10115                   $9865
3/31/92                  $9721                    $9217
4/30/92                  $9942                    $9263
5/31/92                  $10471                   $9886
6/30/92                  $10274                   $9420
7/31/92                  $10041                   $9182
8/31/92                  $10099                   $9761
9/30/92                  $9934                    $9571
10/31/92                 $9749                    $9072
11/30/92                 $9905                    $9160
12/31/92                 $9992                    $9210
1/31/93                  $9845                    $9212
2/28/93                  $10021                   $9493.
3/31/93                  $10256                   $10323
4/30/93                  $10637                   $11306
5/31/93                  $10969                   $11548
6/30/93                  $10620                   $11370
7/31/93                  $10802                   $11771
8/31/93                  $11489                   $12408
9/30/93                  $11449                   $12132
10/31/93                 $12420                   $12509
11/30/93                 $12066                   $11418
12/31/93                 $13291                   $12245
1/31/94                  $14287                   $13283
2/28/94                  $14053                   $13249
3/31/94                  $13555                   $12681
4/30/94                  $13657                   $13222
5/31/94                  $13708                   $13149
6/30/94                  $13322                   $13338
7/31/94                  $13878                   $13469
8/31/94                  $14300                   $13791
9/30/94                  $13971                   $13359
10/31/94                 $14228                   $13807
11/30/94                 $13518                   $13147
12/31/94                 $13276                   $13232
1/31/95                  $12951                   $12727
2/28/95                  $13157                   $12694
3/31/95                  $13113                   $13489
4/30/95                  $13720                   $14000
5/31/95                  $13991                   $13836
6/30/95                  $14345                   $13597
7/31/95                  $15024                   $14448
8/31/95                  $14586                   $13900
9/30/95                  $14947                   $14176
10/31/95                 $14477                   $13798